                                                                 Exhibit 10.15.2

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

    --
    GM General Motors Corporation
    --                                        ###ESTABLISHED PER RELEASE###   PURCHASE          PAGE 1
                                                                              ORDER: GMB06046
    GENERAL MOTORS CORPORATION     Ship To:
    WORLDWIDE PURCHASING                                                      This Number Must Appear On All Inovices, Packing
    100 RENAISSANCE CENTER                                                    Slips, Packages and Bills of Lading
    PO BOX 100                                                                (2) copies of your packing slip must accompany each
    DETROIT MI                                                                shipment.
    48265-1000                 US             IF REQUESTED, SEND INVOICES TO  Item Identification Number(s) must be shown on Packing
                                              PERSON WHO ORDERED MATERIAL OR  Slips and Invoices.
    VENDOR NUMBER 11-876-9389     Invoice To: SERVICES!!! DON'T SEND ANY      Invoice Attn:  Accounts Payable
    FIREPOND INC.                             INVOICES TO PAYABLES!!!!        Do not Declare Valuation of Express Shipments or
TO: 1983 PREMIER DR                           VARIOUS MI                      Insure Parcel Post.
    PO BOX 4459                               48331                   US      ======================================================
    MANKATO MN                                                                       Order Date          PHONE: [ * * * ]
    56002-4459                    [TEXT ILLEGIBLE ON FAXED DOCUMENT]                  02/03/99           [ * * * ]
                                                                              -------------------------  ---------------------------
                                  If Government Contract Number is Shown        ALTERATION ISSUE DATE    KJ           BUYER
                                  Hereon, additional Terms and Conditions                                ---------------------------
                                  Attached Hereto Apply.                      -------------------------
                                                                                                         ---------------------------
                                                                              -------------------------          PURCHASING AGENT
                                                                              ALTERATION EFFECTIVE DATE

====================================================================================================================================
PAYMENT TERMS                                      F.O.B.     DESTINATION UNLESS OTHERWISE INDICATED   SHIP VIA
 NET             2ND DAY OF 2ND MONTH                  OP                                              YOUR DELIVERY
====================================================================================================================================
ITEM      QUANTITY        ITEM                                    RFG                                PRICE      PRICE      UNIT
SEQUENCE  ORDERED   IDENTIFICATION NO.  NOUN NAME  DESCRIPTION  NUMBER  DATE REQUIRED  TAX CODE %  BASE UNIT   MULTIPLE   MEASURE
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                                        THIS IS A MISC BLANKET ORDER FOR THE COMMODITY GM PROSPEC

                                        ### THIS IS A LOCAL BLANKET ORDER ###

                                        EFFECTIVE DATE: 01/01/99 EXPIRATION DATE: 12/31/00

                                        THIS ORDER LISTED IN THE FOLLOWING CURRENCY
                                        USD DOLLARS (UNITED STATES)

                                        THIS IS A BLANKET PURCHASE ORDER, EFFECTIVE THE
                                        FIRST DAY OF JANUARY 1999 BETWEEN FIREPOND, INC.
                                        (FORMERLY KNOWN AS CLEAR WITH COMPUTERS INC. CWC)
                                        1983 PREMIER DR, PO BOX 4459, MANKATO MN, 56002-4459
                                        A MINNESOTA CORPORATION, AND GENERAL MOTORS
                                        CORPORATION, DETROIT, MI, A CORPORATION OF THE
                                        STATE OF DELAWARE.

                                        ***** ATTENTION: [ * * * ]

                                        ***** INVOICE AND RECEIPT:
                                            [ * * * ]
                                            MANAGER, ELECTRONIC & INTERACTIVE RETAIL SYSTEMS
                                            INFORMATION SYSTEMS & SERVICES, VEHICLE SALES,
                                            SERVICE, AND MARKETING MAIL CODE 482-A14-B16


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BOO1784     USER: DALE D TURSO                   ORIGINAL                                 CONTINUE PAGE 2
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[ * * * ]  Confidential treatment has been requested for the bracketed portions.
           The confidential redacted portion has been filed separately with the
           Securities and Exchange Commission.

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
BUYER NAME: [***]                                    GENERAL MOTORS BLDG - STAFFS                  PAGE 2
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BUYER CODE: KJ                                       BLANKET ORDER ATTACHMENT FORM
VENDOR:  FIREPOND INC.                         ORDER NUMBER GMB06046 ISSUE DATE 02/03/99

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 ITEM    VENDOR     ITEM                NOUN NAME           DESCRIPTION        RFQ NUMBER           BASE UNIT PRICE    PRICE    BUY
 SEQ     PERCENT    IDENTIFICATION                                                                                      MULT    U/M
 ----    -------    --------------      ---------           -----------        ----------           ---------------    -----    ---

                                        THIS BLANKET PURCHASE ORDER INCORPORATES THE PRODUCTS
                                        USE AND GENERAL SERVICES AGREEMENT ("AGREEMENT")
                                        DATED AUGUST 1, 1994, AMENDED JUNE 26, 1998, AND AS
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                                        AMENDED FEBRUARY 19, 1999, ATTACHED HERETO DURING THE
                                        PERIOD OF JANUARY 1, 1999 THROUGH DECEMBER 31, 2000.
                                        THIS ORDER IS NOT TO EXCEED $[***].  COVERING
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                                        THE TWO YEARS.                     REFERENCE PRDS2684.
                                        THIS BLANKET PURCHASE ORDER REPLACES AND SUPERSEDES
                                        TCB02351.
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                                        ******************* GM PROSPEC **********************

                                        [***].
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                                        [***].

                                        [***].
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                                        [***].
                                        [***].
                                        [***].
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                                        SELLER AGREES TO NOTIFY BUYER, IN WRITING OF ANY
                                        REVISIONS IMPACTING COSTS AND/OR DELIVERABLES PRIOR
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                                        TO COMMENCEMENT.

                                        SELLER WILL ESTABLISH AND MAINTAIN A PROCEDURE FOR
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                                        TRACKING AND REPORTING EQUAL PARTNER DOLLARS
                                        QUARTERLY TO BUYER. BLANKET ORDER REQUIRES A
                                        MINIMUM OF 10% OF GM BUSINESS BE DEDICATED TO
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                                        EQUAL PARTNER (MINORITY) SUPPLIERS SPECIFIED BY
                                        GENERAL MOTORS CORPORATION.

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                                        RIGHT TO AUDIT
                                        BY ACCEPTANCE OF A PURCHASE ORDER THE SELLER OF GOODS
                                        AND/OR SERVICES GRANTS BUYER THE RIGHT TO AUDIT ALL
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                                        CHARGES AND AGREES THAT ALL RECORDS SUPPORTING
                                        CHARGES (INCLUDING THOSE OF SUBSIDIARIES AND AFFILIATES
                                        TO WHOM WORK HAS BEEN CONTRACTED) WILL BE
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                                        AVAILABLE FOR AUDIT BY GENERAL MOTORS CORPORATION FOR
                                        A PERIOD OF ONE (1) YEAR BEYOND FINAL PAYMENT. (ZH)

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                                        "DO NOT BILL SALES OR USE TAX ON ITEMS DELIVERED TO

BOO1784     USER: [***]                                                                   CONTINUE PAGE 3
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[***]     Confidential treatment has been requested for the bracketed portions.
          The confidential redacted portion has been filed separately with the
          Securities and Exchange Commission.

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BUYER NAME: [***]                                    GENERAL MOTORS BLDG - STAFFS                  PAGE 3
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BUYER CODE: KJ                                       BLANKET ORDER ATTACHMENT FORM
VENDOR:  FIREPOND INC.                         ORDER NUMBER GMB06046 ISSUE DATE 02/03/99

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 ITEM    VENDOR     ITEM                NOUN NAME           DESCRIPTION        RFQ NUMBER           BASE UNIT PRICE    PRICE    BUY
 SEQ     PERCENT    IDENTIFICATION                                                                                      MULT    U/M
 ----    -------    --------------      ---------           -----------        ----------           ---------------    -----    ---
                                        ALL SHIPPED TO LOCATIONS WITHIN STATES LISTED
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                                        BELOW." GM HOLDS DIRECT AUTHORITY WITH THESE
                                        STATES. AS A RESULT, IN ALL OF THE IDENTIFIED STATES
                                        GM WILL REMIT DIRECTLY TO TAXING AUTHORITIES, ALL
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                                        SALES OR USE TAX LIABLITY RELATED TO ITS PURCHASE
                                        AND USE OF TANGIBLE PERSONAL PROPERTY AND SERVICES.
                                        THEREFORE, EFFECTIVE IMMEDIATELY, THIS TAX CLAUS
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                                        SUPERSEDES ALL TAX CODE INFORMATION FOUND ON THIS
                                        ORDER. EXCEPT FOR THOSE STATES NOT IDENTIFIED BELOW.
                                        FOR THOSE STATES NOT IDENTIFIED BELOW PLEASE
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                                        CONTINUE TO FOLLOW THE SPECIFIC TAX CODE INSTRUCTIONS
                                        FOUND ON THIS ORDER. LISTED BELOW ARE DIRECT PAY
                                        PERMIT OR SALES TAX LICENSE NUMBERS FOR THE SEVENTEEN
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                                        (17) STATES, OR GM LOCATIONS WITHIN A STATE, WHERE GM
                                        HOLDS DIRECT PAY AUTHORITY          AL #565
                                        GA #044-38-00894-3                  IN #003-2804890001
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                                        KS #98-0004A(FAIRFAX ONLY)          KY #000-10
                                        LA #6009013-008DP (NATG ONLY)       MD #20
                                        MI #ME-0900440                      MS #902
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                                        MS #4277 (SPO ONLY)                 MO #11731559
                                        NJ #DP380572515/002                 NY #DP-003445
                                        OH #98-000513                       OK #137479
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                                        PA #02-93450/DP246                  TX #1-38-0572515-0
                                        VA # 9980000793                     WI #WDP95-01-1012
                                        FURTHER, IF THIS ORDER RELATES TO THE CONSTRUCTION
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                                        CONTRACT FOR REAL PROPERTY, ALL APPLICABLE SALES AND
                                        USE TAXES ARE THE RESPONSIBILITY OF THE CONTRACTOR,
                                        AND SHOULD BE INCLUDED IN THE CONTRACTOR'S BID AS
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                                        REQUIRED PURSUANT TO SECTION 7 OF THE GM 1638 (12/95
                                        REV. 1) "CONSTRUCTION GENERAL CONDITIONS," UNLESS THE
                                        RESPONSIBILITY FOR PAYMENT FO SALES & USE TAXES ARE
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                                        OTHERWISE SPECIFICALLY OUTLINED IN THE CONTRACT.
                                        ANY QUESTIONS ON THE ABOVE SHOULD BE DIRECTED TO THE
                                        FOLLOWING:  NAO DISBURSEMENTS - CUSTOMER SERVICE.
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                                                    Telephone: 248-874-4636       (TX)

                                                    YEAR 2000 COMPLIANCE
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                                        SELLER, AND ANY GOODS AND SERVICES SUPPLIED BY
                                        SELLER, SHALL BE YEAR 2000 COMPLIANT AND COMPATIBLE,
                                        AND SHALL FUNCTION WITHOUT ERROR OR FAULT IN THE
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                                        PROCESSING (INCLUDING, BUT NOT LIMITED TO

BOO1784     USER: [***]                                                                   CONTINUE PAGE 4
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[***]     Confidential treatment has been requested for the bracketed portions.
          The confidential redacted portion has been filed separately with the
          Securities and Exchange Commission.

BUYER NAME: [***]                                    GENERAL MOTORS BLDG - STAFFS                  PAGE 4
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BUYER CODE: KJ                                       BLANKET ORDER ATTACHMENT FORM
VENDOR:  FIREPOND INC.                         ORDER NUMBER GMB06046 ISSUE DATE 02/03/99

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 ITEM    VENDOR     ITEM                NOUN NAME           DESCRIPTION        RFQ NUMBER           BASE UNIT PRICE    PRICE    BUY
 SEQ     PERCENT    IDENTIFICATION                                                                                      MULT    U/M
 ----    -------    --------------      ---------           -----------        ----------           ---------------    -----    ---
                                        CALCULATING, MANAGING, MANIPULATING, COMPARING
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                                        AND SEQUENCING) OF DATE AND DATE-RELATED DATA, FOR
                                        THE YEARS 2000 AND BEYOND. AT BUYER'S REQUEST,
                                        SELLER SHALL CERTIFY IN WRITING ITS COMPLIANCE
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                                        WITH THE FOREGOING. (Y2)

                                        CONFIDENTIALITY
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                                        SELLER, IN ORDER TO PROVIDE THE SERVICES SET FORTH IN
                                        THIS PURCHASE ORDER, WILL REQUIRE INFORMATION FROM
                                        BUYER WHICH BUYER CONSIDERS CONFIDENTIAL (BUYER'S
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                                        INFORMATION). BUYER IS WILLING TO DISCLOSE BUYER'S
                                        INFORMATION ONLY WITH THE UNDERSTANDING THAT SELLER
                                        MAINTAIN ITS CONFIDENTIALITY.
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                                        ACCORDINGLY, SELLER ACKNOWLEDGES THAT BUYER'S
                                        INFORMATION IS BEING DISCLOSED TO SELLER FOR THE SOLE
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                                        PURPOSE OF PERMITTING SELLER TO PERFORM THE SERVICES
                                        SET FORTH IN THIS PURCHASE ORDER, AND AGREES THAT IT
                                        WILL NOT USE THE INFORMATION FOR ANY OTHER PURPOSE.
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                                        IN ADDITION, SELLER AGREES THAT IT WILL NOT DISCLOSE,
                                        DISSEMINATE OR OTHERWISE MAKE AVAILABLE BUYER'S
                                        INFORMATION TO ANYONE, OTHER THAN TO THOSE EMPLOYEES
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                                        WHO HAVE A NEED TO KNOW IT IN ORDER FOR SELLER TO
                                        FULFILL ITS OBLIGATIONS UNDER THIS PURCHASE ORDER.
                                        SELLER AGREES THAT IT WILL TAKE APPROPRIATE ACTION
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                                        BY INSTRUCTION, AGREEMENT OR OTHERWISE, WITH ANY
                                        PERSON PERMITTED ACCESS TO BUYER'S INFORMATION.
                                        THE BUYER'S INFORMATION AND ANY ADDITIONS THERETO ARE
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                                        THE SOLE PROPERTY OF BUYER.  AT BUYER'S REQUEST OR
                                        UPON COMPLETION OF SELLER'S USE OF BUYER'S
                                        INFORMATION, SELLER WILL RETURN ALL COPIES OF BUYER'S
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                                        INFORMATION TO BUYER OR, AT BUYER'S REQUEST, DESTROY
                                        BUYER'S INFORMATION AND CERTIFY SUCH DESTRUCTION TO
                                        BUYER.
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                                        SELLER FURTHER AGREES TO INDEMNIFY AND HOLD BUYER
                                        HARMLESS FROM ANY AND ALL LIABILITIES, DAMAGES, FINES,
                                        PENALTIES, COSTS, CLAIMS, DEMANDS, AND EXPENSES
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                                        (INCLUDING COSTS OF DEFENSE, SETTLEMENT, AND
                                        REASONABLE ATTORNEY'S FEES), ARISING OUT OF THE
                                        DISCLOSURE OR IMPROPER USE OF BUYER'S INFORMATION BY
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                                        SELLER OR SELLER'S EMPLOYEES. (YC)
BOO1784     USER: [***]                                                                   CONTINUE PAGE 5
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[***]     Confidential treatment has been requested for the bracketed portions.
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          Securities and Exchange Commission.

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BUYER NAME: [***]                                    GENERAL MOTORS BLDG - STAFFS                  PAGE 5
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BUYER CODE: KJ                                       BLANKET ORDER ATTACHMENT FORM
VENDOR:  FIREPOND INC.                         ORDER NUMBER GMB06046 ISSUE DATE 02/03/99

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 ITEM    VENDOR     ITEM                NOUN NAME           DESCRIPTION        RFQ NUMBER           BASE UNIT PRICE    PRICE    BUY
 SEQ     PERCENT    IDENTIFICATION                                                                                      MULT    U/M
 ----    -------    --------------      ---------           -----------        ----------           ---------------    -----    ---
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                                        TERMS AND CONDITIONS SEPTEMBER 30, 1998, APPLY,
                                        OF WHICH SUPPLIER HAS RECEIVED A COPY.
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BOO1784     USER: [***]                                                                   LAST PAGE 5
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[***]     Confidential treatment has been requested for the bracketed portions.
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          Securities and Exchange Commission.

                          GENERAL TERMS AND CONDITIONS

1. ACCEPTANCE:

Seller has read and understands this contract and agrees that Seller's written acceptance or commencement of any work or services under this contract shall constitute Seller's acceptance of these terms and conditions only.

2. SHIPPING AND BILLING:

Seller agrees: (a) to properly pack, mark and ship goods in accordance with the requirements of Buyer, the involved carriers, and, if applicable, the country of destination; (b) to route shipments in accordance with Buyer's Instructions; (c) to make no charge for handling, packaging, storage or transportation of goods, unless otherwise stated as an item on this contract; (d) to provide with each shipment packing slips with Buyer's contract and/or release number and date of shipment marked thereon; (e) to properly mark each package with a label/tag according to Buyer's Instructions; (f) to promptly forward the original bill of lading or other shipping receipt for each shipment in accordance with Buyer's Instructions. Seller will include on bills of lading or other shipping receipts correct classification identification of the goods shipped in accordance with Buyer's instructions and the carrier's requirements. The marks on each package and identification of the goods on packing slips, bills of lading and invoices (when required) shall be sufficient to enable Buyer to easily identify the goods purchased. Seller further agrees: (a) to accept payment based upon Buyer's Evaluated Receipt Record/Self Billed invoice, unless an invoice is requested by Buyer; and (b) to accept payment by electronic funds transfer. The payment date is set forth in the Line Item Detail of this contract, or if not stated, shall be the date established by Buyer's Multilateral Netting System (MNS-2), which provides, on average, that payment shall be made on the second day of the second month following, in the case of the Buyer's North American facilities, Seller's shipment date of goods or date of services, and, for all of Buyer's other locations, Buyer's receipt date of the goods or date of services. Buyer may withhold payment pending receipt of evidence, in such form and detail as Buyer may direct, of the absence of any liens, encumbrances and claims on the goods or services under this contract.

3. DELIVERY SCHEDULES:

Time is of the essence, and deliveries shall be made both in quantities and at times specified in Buyer's schedules. Buyer shall not be required to make payment for goods delivered to Buyer that are in excess of quantities specified in Buyer's delivery schedules. Buyer may change the rate of scheduled shipments or direct temporary suspension of scheduled shipments, neither of which shall entitle Seller to a modification of the price for goods or services covered by this contract. Where quantities and/or delivery schedules are not specified, Seller shall deliver goods in such quantities and times as Buyer may direct in subsequent releases.

4. PREMIUM SHIPMENTS:

If Seller's acts or omissions result in Seller's failure to meet Buyer's delivery requirements and Buyer requires a more expeditious method of transportation for the goods than the transportation method originally specified by Buyer, Seller shall ship the goods as expeditiously as possible at Seller's sole expense.

5. CHANGES:

Buyer reserves the right at any time to direct changes, or cause Seller to make changes, to drawings and specifications of the goods or to otherwise change the scope of the work covered by this contract including work with respect to such matters as inspection, testing or quality control, and Seller agrees to promptly make such changes. Any difference in price or time for performance resulting from such changes shall be equitably adjusted by Buyer after receipt of documentation in such form and detail as Buyer may direct. Any changes to this contract shall be made in accordance with Paragraph 31.

6. SUPPLIER QUALITY AND DEVELOPMENT; INSPECTION:

Seller agrees to participate in Buyer's supplier quality and development program(s) and to comply with all quality requirements and procedures specified by Buyer, as revised from time to time, including those applicable to Seller as set forth in Quality System Requirements QS-9000. In addition, Buyer shall have the right to enter Seller's facility at reasonable times to inspect the facility, goods, materials and any property of Buyer covered by this contract. Buyer's inspection of the goods, whether during manufacture, prior to delivery or within a reasonable time after delivery, shall not constitute acceptance of any work-in-process or finished goods.

7. NONCONFORMING GOODS:

Seller acknowledges that Buyer will not perform incoming inspections of the goods, and waives any rights to require Buyer to conduct such inspections. To the extent Buyer rejects goods as nonconforming, the quantities under this contract will automatically be reduced unless Buyer otherwise notifies Seller. Seller will not replace quantities so reduced without a new contract or schedule from Buyer. Nonconforming goods will be held by Buyer in accordance with Seller's instructions at Seller's risk. Seller's failure to provide written instructions within 10 days, or such shorter period as may be commercially reasonable under the circumstances, after notice of nonconformity shall entitle Buyer, at Buyer's option, to charge Seller for storage and handling or to dispose of the goods without liability to Seller. Payment for nonconforming goods shall not constitute an acceptance of them, limit or impair Buyer's right to assert any legal or equitable remedy, or relieve Seller's responsibility for latent defects.

8. FORCE MAJEURE:

Any delay or failure of either party to perform its obligations shall be excused if Seller is unable to produce, sell or deliver, or Buyer is unable to accept delivery, buy or use, the goods or services covered by this contract, as the result of an event or occurrence beyond the reasonable control of the party and without its fault or negligence, including, but not limited to, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lockouts, strikes and slowdowns), inability to obtain power, material, labor equipment or transportation, or court injunction or order; provided that written notice of such delay (including the anticipated duration of the delay) shall be given by the affected party to the other party as soon as possible after the event or occurrence (but in no event more than 10 days thereafter). During the period of such delay or failure to perform by Seller, Buyer, at its option, may purchase goods from other sources and reduce the schedules to Seller by such quantities, without liability to Seller, or have Seller provide the goods from other sources in quantities and at times requested by Buyer, and at the price set forth in this contract. In addition, Seller at its expense shall take such actions as are necessary to ensure the supply of goods to Buyer for a period of at least 30 days during any anticipated labor disruption or resulting from the expiration of Seller's labor contract(s). If requested by Buyer, Seller shall, within 10 days, provide adequate assurances that the delay shall not exceed 30 days. If the delay lasts more than 30 days or Seller does not provide adequate assurance that the delay will cease within 30 days, Buyer may immediately terminate this contract without liability.

9. WARRANTY:

Seller warrants/guarantees that the goods covered by this contract will conform to the specifications, drawings, samples, or descriptions furnished to or by Buyer, and will be merchantable, of good material and workmanship and free from defect. In addition, Seller acknowledges that Seller knows of Buyer's intended use and warrants/guarantees that all goods covered by this contract that have been selected, designed, manufactured or assembled by Seller based upon Buyer's states use will be fit and sufficient for the particular purposes intended by Buyer. The warranty period shall be that provided by applicable law, except that if Buyer offers a longer warranty to its customers for goods installed on vehicles, such longer period shall apply.

10. INGREDIENTS DISCLOSURE; SPECIAL WARNINGS NAD INSTRUCTIONS:

If requested by Buyer, Seller shall promptly furnish to Buyer in such form and detail as Buyer may direct: (a) a list of all ingredients in the goods; (b) the amount of all ingredients; and (c) information concerning any changes in or additions to such ingredients. Prior to and with the shipment of the goods, Seller agrees to furnish to Buyer sufficient warning and notice in writing (including appropriate labels on the goods, containers and packing) of any hazardous material that is an ingredient or a part of any of the goods, together with special handling instructions as may be necessary to advise carriers, Buyer, and their respective employees of how to exercise that measure of care and precaution that will best prevent bodily injury or property damage in the handling, transportation, processing, use or disposal of the goods, containers and packing shipped to Buyer.

11. INSOLVENCY:

Buyer may immediately terminate this contract without liability to Seller in any of the following or any other comparable events: (a) insolvency of Seller; (b) filing of a voluntary petition in bankruptcy by Seller; (c) filing of any involuntary petition in bankruptcy against Seller; (d) appointment of a receive or trustee for Seller; or (e) execution of an assignment for the benefit of creditors by Seller, provided that such petition, appointment or assignment is not vacated or nullified within 15 days of such event. Seller shall reimburse Buyer for all costs incurred by Buyer in connection with any of the foregoing, including, but not limited to, all attorney's or other professional fees.

12. TERMINATION FOR BREACH OR NONPERFORMANCE:

Buyer reserves the right to terminate all or any part of this contract, without liability to Seller, if Seller: (a) repudiates or breaches any of the terms of this contract, including Seller's warranties; (b) fails to perform services or deliver goods as specified by Buyer; (c) fails to make progress so as to endanger timely and proper completion of services or deliver of goods; and does not correct such failure or breach within 10 days (or such shorter period of time if commercially reasonable under the circumstances) after receipt of written notice from Buyer specifying such failure or breach.

13. TERMINATION FOR CONVENIENCE:

In addition to any other rights of Buyer to terminate this contract, Buyer, may, at its option, immediately terminate all or any part of this contract, at any time and for any reason, by giving written notice to Seller. Upon such termination, Buyer shall pay to Seller the following mounts without duplication:
(a) the contract price for all goods or services that have been completed in accordance with this contract and not previously paid for; and (b) the actual costs of work-in-process and raw materials incurred by Seller in furnishing the goods or services under this contract to the extent such costs are reasonable in amount and are properly allocable or apportionable under generally accepted accounting principles to the terminated portion of this contract; less, however, the sum of the reasonable value or cost (whichever is higher) of any goods or materials used or sold by Seller with Buyer's written consent, and the cost of any damaged or destroyed goods or material. Buyer will make no payments for finished goods, work-in-process or raw materials fabricated or procured by Seller in amounts in excess of those authorized in delivery releases nor for any undelivered goods that are in Seller's standard stock or that are readily marketable. Payments made under this Paragraph shall not exceed the aggregate price payable by Buyer for finished goods that would be produced by Seller under delivery or release schedules outstanding at the date of termination. Except as provided in this Paragraph, Buyer shall not be liable for and shall not be required to make payments to Seller, directly or on account of claims by Seller's subcontractors, for loss of anticipated profit, unabsorbed overhead, interest on claims, product development and engineering costs, facilities and equipment rearrangement costs or rental, unamortized depreciation costs, or general and administrative burden charges from termination of this contract. Within 60 days from the effective date of termination, Seller shall submit a comprehensive termination claim to buyer, with sufficient supporting data to permit Buyer's audit, and shall thereafter promptly furnish such supplemental and supporting information as Buyer shall request. Buyer or its agents shall have the right to audit and examine all books, records, facilities, work, material, inventories and other items relating to any termination claim of Seller.

14. INTELLECTUAL PROPERTY:

Seller agrees: (a) to defend, hold harmless and indemnify Buyer, its successors and customers against any claims of infringement (including patent, trademark, copyright, industrial design right, or other proprietary right, or misuse or misappropriation of trade secret) and resulting damages and expenses (including attorney's and other professional fees) arising in any way in relation to the goods or services contracted, including such claims where Seller has provided only part of the goods or services; Seller expressly waives any claim against Buyer that such infringement arose out of compliance with Buyer's specifications; (b) that Buyer or Buyer's subcontractor has he right to repair, reconstruct, or rebuilt the specific goods delivered under this contract without payment of any royalty to Seller; (c) that parts manufactured based on Buyer's drawings and/or specifications may not be used for its own use or sold to third parties without Buyer's express written authorization; and (d) to the extent that this contract is issued for the creation of copyrightable works, the works shall be considered "works made for hire;" to the extent that the works do not qualify as "works made for hire," Seller hereby assigns to Buyer all right, title and interest in all copyrights and moral rights therein.

15. TECHNICAL INFORMATION DISCLOSED TO BUYER:

Seller agrees not to assert any claim (other than a claim for patent infringement) with respect to any technical information that Seller shall have disclosed or may hereafter disclose to Buyer in connection with the goods or services covered by this contract.

16. INDEMNIFICATION:

If Seller performs any work on Buyer's premises or utilizes the property of Buyer, whether on or off Buyer's premises, Seller shall indemnify and hold Buyer harmless from and against any liability, claims, demands or expenses (including attorney's and other professional fees) for damages to the property of or injuries (including death) to Buyer, its employees or any other person arising from or in connection with Seller's performance of work or use of Buyer's property, except for such liability, claim, or demand arising out of the sole negligence of Buyer.

17. INSURANCE:

Seller shall maintain insurance coverage with carriers acceptable to Buyer and in the amounts set forth in the Special Terms. Seller shall furnish to Buyer either a certificate showing compliance with these insurance requirements or certified copies of all insurance policies within 10 days of Buyer's written request. The certificate will provide that Buyer will receive 30 days' prior written notice from the insurer of any termination or reduction in the amount or scope of coverage, Seller's furnishing of certificates of insurance or purchase or insurance shall not release Seller of its obligations or liabilities under this contract.

18. SELLER'S PROPERTY:

Unless otherwise provided to by Buyer, Seller, at its expenses, shall furnish, keep in good condition, and replace when necessary all machinery, equipment, tools, jigs, dies, gauges, fixtures, molds, patterns and other items ("Seller's Property") necessary for the production of the goods. The cost of changes to Seller's Property necessary to make design and specification changes authorized by Buyer shall be paid for by Buyer. Seller shall insure Seller's Property with full fire and extended coverage insurance for its replacement value. Seller grants Buyer an irrevocable option to take possession of and title to Seller's Property that is special for the production of the goods upon payment to Seller of its net book value less any amounts that Buyer has previously paid to Seller for the cost of such items; provided, however, that this option shall not apply if Seller's Property is used to produce goods that are the standard stock of Seller o if a substantial quantity of like goods are being sold by Seller to others.

19. BUYER'S PROPERTY:

All supplies, materials, tools, jigs, dies, gauges, fixtures, molds, patterns, equipment and other items furnished by Buyer, either directly or indirectly, to Seller to perform this contract, or for which Seller has been reimbursed by Buyer, shall be and remain the property of Buyer and held by Seller on a bailment basis ("Buyer's Property"). Seller shall bear the risk of loss of and damage to Buyer's Property. Buyer's Property shall at all times be properly housed and maintained by Seller, at its expense, shall not be used by Seller for any purpose other than the performance of this contract; shall be deemed to be personally; shall be conspicuously marked by Seller as the property of Buyer; shall not be commingled with the property of Seller or with that of a third person; and shall not be moved from Seller's premises without Buyer's prior written approval. Buyer shall have the right to enter Seller's premises at all reasonable times to inspect such property and Seller's records with respect thereto. Upon the request of Buyer, Buyer's Property shall be immediately released to Buyer or delivered to Buyer by Seller, either (i) F.O.B. transport equipment at Seller's plant, properly packed and marked in accordance with the requirements of the carrier selected by Buyer to transport such property, or
(ii) to any location designed by Buyer, in which event Buyer shall pay to Seller the reasonable costs of delivering such property to such location. When permitted by law, Seller waives any lien or other rights that Seller might otherwise have on any of Buyer's Property for work performed on such property or otherwise.

20. SERVICE AND REPLACEMENT PARTS:

Seller will sell to Buyer goods necessary for it to fulfill its current model service and replacement parts requirements at the price(s) set forth in this contract. IF the goods are systems or modules, Seller will sell the components or parts then comprise the system or module at price(s) that shall not, in the aggregate, exceed the price of the system or module less assembly costs. During the 15 year period after Buyer completes current model purchases, Seller will sell goods to Buyer to fulfill Buyer's past model service and replacement parts requirements. Unless otherwise agreed to by Buyer, the price(s) during the first 3 years of this period shall be those in effect at the conclusion of current model purchases. For the remainder of this period, the price(s) for goods shall be as agreed to by the parties. When requested by Buyer, Seller shall make service literature and other materials available at no additional charge to support Buyer's service part sales activities.

21. REMEDIES:

The rights and remedies reserved to Buyer in this contract shall be cumulative with, and additional to, all other or further remedies provided in law or equity. Without limiting the foregoing, should any goods fail to conform to the warranties set forth in Paragraph 9, Buyer shall notify Seller and Seller shall, if requested by Buyer, reimburse Buyer for any incidental and consequential damages caused by such nonconforming goods, including, but not limited to, costs, expenses and losses incurred by Buyer (a) in inspecting, sorting, repairing or replacing such nonconforming goods; (b) resulting from production interruptions, (c) conducting recall campaigns or other corrective service actions, and (d) claims for personal injury (including death) or property damage caused by such nonconforming goods. If requested by Buyer, Seller will enter into a separate agreement for the administration or processing of warranty chargebacks for nonconforming goods.

22. CUSTOMS; EXPORT CONTROLS:

Credits or benefits resulting or arising from this contract, including trade credits, export credits or the refund of duties, taxes or fees, shall belong to Buyer. Seller shall provide all information necessary (including written documentation and electronic transaction records) to permit Buyer to receive such benefits or credits, as well as to fulfill its customs related obligations, original marketing or labeling requirements and local content origin requirements, if any. Export licenses or authorizations necessary for the export of the goods shall be the responsibility of Seller unless otherwise indicated in this contract, in which event Seller shall provide such information as may be necessary to enable Buyer to obtain such licenses or authorization(s). Seller shall undertake such arrangements as necessary for the goods to be covered by any duty deferral or trade zone program(s) of the country of import.

23. SET OFF/RECOUPMENT:

In addition to any right of setoff or recoupment provided by law, all amounts due to Seller shall be considered net of indebtedness of Seller and its affiliates/subsidiaries to Buyer and its affiliates/subsidiaries; and Buyer shall have the right to setoff against or to recoup from any amounts due to Seller and its affiliates/subsidiaries from buyer and its affiliates/subsidiaries.

24. NO ADVERTISING:

Seller shall not, without first obtaining the written consent of Buyer, in any manner advertise or publish the fact that Seller has contracted to furnish Buyer the goods or services covered by this contract, or use any trademarks or trade names of Buyer in Seller's advertising or promotional materials.

25. COMPLIANCE WITH LAWS; FORCE LABOR:

Seller, and any goods or services supplied by Seller, shall comply with all applicable laws, rules, regulations, orders, conventions, ordinances or standards of the country(ies) of destination or that relate to the manufacture, labeling, transportation, importation, exportation, licensing, approval or certification of the goods or services, including, but not limited to, those relating to environmental matters, wages, hours and conditions of employment subcontractor selection,. discrimination, occupational health/safety and motor vehicle safety. Seller further represents that neither it nor any of its subcontractors will utilize slave, prisoner or any other form or forced or involuntary labor in the supply of goods or provision of services under this contract. At Buyer's request, Seller shall certify in writing its compliance with the foregoing. Seller shall indemnify and hold Buyer harmless from and against any liability claims, demands or expenses (including attorney's or other professional fees) arising from or relating to Seller's noncompliance.

26. NO IMPLIED WAIVER:

The failure of either party at any time to require performance by the other party of any provision of this contract shall in no way affect the right to require such performance at any time thereafter, nor shall the waiver of either party of a breach of any provision of this contract constitute a waiver of any succeeding breach of the same or any other provision.

27. NON-ASSIGNMENT:

Seller may not assign or delegate its obligations under this contract without Buyer's prior written consent.

28. RELATIONSHIP OF PARTIES:

Seller and Buyer are independent contracting parties and nothing in this contract shall make either party the agent or legal representative of the other for any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other.

29. GOVERNING LAW; JURISDICTION:

This contract is to be construed according to the laws of the country (and state/province, if applicable) from which this contract is issued as shown by the address of Buyer, excluding the provisions of the United Nations Convention on Contracts for the International Sale of Goods and any conflict of law provisions that would require application of another choice of law. Any action or proceedings by Buyer against Seller may be brought by Buyer in any court(s) having jurisdiction over Seller or, at Buyer's option, in the court(s) having jurisdiction over Buyer's location, in which event Seller consents to jurisdiction and service of process in accordance with applicable procedures. Any actions or proceedings by Seller against Buyer may be brought by Seller only in the court(s) having jurisdiction over the location of Buyer from which this contract is issued.

30. SEVERABILITY:

If any term(s) of this contract is invalid or unforceable under any statute, regulation, ordinance, executive order or other rule of law, such term(s) shall be deemed reformed or deleted, as the case may be, but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this contract shall remain in full force and effect.

31. ENTIRE AGREEMENT:

This contract, together with the attachments, exhibits, supplements or other terms of Buyer specifically referenced in this contract, constitutes the entire agreement between Seller and Buyer with respect to the matters contained in this contract and supersedes all prior oral or written representations and agreements. This contract may only be modified by a contract amendment issued by Buyer.

                                                     Revised: September 30, 1998